UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive Spring, Texas	77389
(Address of principal executive offices)	(Zip Code)

(832) 796-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2017, Southwestern Energy Company (the “Company”) received notice that R. Craig Owen, Senior Vice President and Chief Financial Officer, had elected to leave the Company to accept a new career opportunity with an energy company that does not compete with the Company.  Mr. Owen will remain in his position and continue to support the Company through late June to assist with a smooth transition.

Following Mr. Owen’s departure, Jennifer Stewart, Senior Vice President, Tax and Treasury, will fulfill the duties of Chief Financial Officer on an interim basis.  There are no understandings or arrangements between Ms. Stewart and any other person pursuant to which Ms. Stewart was selected to fulfill the duties of Chief Financial Officer on an interim basis. Ms. Stewart does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K or any interests requiring disclosure under Item 404(a) of Regulation S-K.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On June 8, 2017, the Company issued a press release regarding Mr. Owen’s departure, a copy of which is furnished herewith as Exhibit 99.1.  The information in this Item 7.01 and in the press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated June 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: June 8, 2017	By:	/s/ John C. Ale
	Name:	John C. Ale
	Title:	Senior Vice President, General Counsel and
Secretary